                                                                    EXHIBIT 10.5




                        SUBURBAN LODGES OF AMERICA, INC.



                           STOCK OPTION AND INCENTIVE
                                   AWARD PLAN

                                                                                                      EXHIBIT 4.1
                                    [LOGO]
                                   SUBURBAN
                                    LODGE


NUMBER                                                                          SHARES

SL                     SUBURBAN LODGES OF AMERICA, INC.

COMMON STOCK           INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA      SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                     CUSIP 864444 10 4

THIS CERTIES THAT


                                                                                                       COUNTERSIGNED AND REGISTERED:
                                                                                                     AMERICAN STOCK TRANSFER & TRUST
                                                                                                                COMPANY
                                                                                                          (New York, New York)
IS THE OWNER OF                                                                          BY           TRANSFER AGENT AND REGISTRAR

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

                               SUBURBAN LODGES OF AMERICA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
             /s/                                                           /s/ David Krischer
             -------------                                                 ------------------
             Secretary         SUBURBAN LODGES OF AMERICA, INC.            President
                                                CORPORATE
                                                 SEAL                                                  AUTHORIZED SIGNATURE
                                                 1987
                                                GEORGIA

                          SECURITY COLUMBIAN      UNITED STATES BANKNOTE CORPORATION

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                                                  UNIF GIFT MIN ACT -          Custodian
TEN ENT - as tenants by the entireties                                                              --------          --------------
JT TEN  - as joint tenants with right of                                                          (Cust)                (Minor)
          survivorship and not as tenants                                                          under Uniform Gifts to Minors
          in common                                                                                Act
                                                                                                       -----------------------------
                                                                                                              (State)
                          Additional abbreviations may also be used though not listed in the above list.


       For value received,                          hereby sell, assign and transfer unto
                          --------------------------
              PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

       ---------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Shares
- ----------------------------------------------------------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                            Attorney
- ----------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------


                      -----------------------------------------------------------------------------------------------
             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                      CERTIFICATE IN  EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:
                         ---------------------------------------------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                         SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                         GUARANTEE MEDALLION PROGRAM),  PURSUANT TO S.E.C. RULE 17Ad-15.







KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.




This Certificate also evidences certain Rights as set forth in a Rights Agreement between Suburban Lodges of America, Inc. and American Stock Transfer & Trust Company, dated as of May ___, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Corporation. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this Certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes as Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on the behalf of such Person or by any subsequent holder, may be null and void.

                               TABLE OF CONTENTS


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 1.1 Establishment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 1.2 Purpose of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 1.3 Duration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 2.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 3.  ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 3.1 The Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 3.2 Authority of the Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 3.3 Decisions Binding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 4.  SHARES SUBJECT TO THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 4.1 Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 4.2 Lapsed Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 4.3 Adjustments In Authorized Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 6.  STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 6.1 Grant of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 6.2 Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 6.3 Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 6.4 Duration of Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 6.5 Exercise of Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 6.6 Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 6.7 Termination of Employment Due to Death,
                     Disability or Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 6.8 Termination of Employment for Other Reasons. . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 6.9 Limited Transferability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                6.10 Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 7.  STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 7.1 Grants of SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 7.2 Duration of SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 7.3 Exercise of SAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 7.4 Determination of Payment of Cash and/or
                     Common Stock Upon Exercise of SAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18



                 7.5  Nontransferability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 7.6  Shareholder Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE  8. RESTRICTED STOCK; STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 8.1  Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 8.2  Restricted Period; Lapse of Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 8.3  Rights of Holder; Limitations Thereon . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 8.4  Delivery of Unrestricted Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 8.5  Nonassignability of Restricted Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE  9. PERFORMANCE SHARE AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 9.1  Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 9.2  Earning the Award . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 9.3  Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 9.4  Shareholder Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE 10.  BENEFICIARY DESIGNATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE 11.  DEFERRALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE 12.  RIGHTS OF EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 12.1 Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 12.2 Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 13.  CHANGE IN CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 13.1 Occurrence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 13.2 Definition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 13.3 Limitation on Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 14.1 Amendment, Modification and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 14.2 Awards Previously Granted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 14.3 Compliance With Code Section 162(m) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 15.  WITHHOLDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 15.1 Tax Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 15.2 Share Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 16.  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31



ARTICLE 17.  SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE 18.  LEGAL CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 18.1 Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 18.2 Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 18.3 Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 18.4 Regulatory Approvals and Listing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 18.5 Securities Law Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 18.6 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33


                        SUBURBAN LODGES OF AMERICA, INC.

                     STOCK OPTION AND INCENTIVE AWARD PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Suburban Lodges of America, Inc., a Georgia corporation (hereinafter referred to as the "COMPANY"), hereby establishes a stock option and incentive award plan known as the "Suburban Lodges of America, Inc. Stock Option and Incentive Award Plan" (the "PLAN"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

         The Plan shall become effective on the date it is approved by the Company's shareholders and Board of Directors (the "EFFECTIVE DATE") and shall remain in effect as provided in SECTION 1.3.

         1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to ARTICLE 14, until the day prior to the tenth (10th) anniversary of the Effective Date.


ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (b) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards or Stock Appreciation Rights.

         (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

         (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (e) "Cause" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or
                 (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in ARTICLE 3. No member of the Committee shall at any time be eligible to participate in or receive an award. Such members must also be persons who satisfy the definition of outside director under Section 162(m) of the Code.

         (h) "Common Stock" means the common stock of the Company, par value $.01 per share.

         (i) "Company" means Suburban Lodges of America, Inc., a Georgia corporation, or any successor thereto as provided in ARTICLE 17.

         (j) "Corresponding SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

         (k) "Director" means any individual who is a member of the Board of Directors of the Company.

         (l) "Disability" shall have the meaning ascribed to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (m) "Employee" means any full-time, salaried employee of the Company, or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries shall not be considered Employees eligible to receive Awards under this Plan.

         (n) "Effective Date" shall have the meaning ascribed to such term in SECTION 1.1.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (p)     "Fair Market Value" shall be determined as follows:

                 (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                 (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

                 (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under ARTICLE 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (r) "Initial Value" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

         (s) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

         (t) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (u) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under ARTICLE 6, and which is not intended to meet the requirements of Code Section 422.

         (v) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         (w) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee. The Option Price may not be less than the Fair Market Value of a Share on the date the Option is granted.

         (x) "Participant" means an Employee who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

         (y) "Performance Share Award" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

         (z)     "Person" shall have the meaning ascribed to such term in
                 Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (aa) "Retirement" shall mean retiring from employment with the Company or any Subsidiary upon attaining the age of 65.

         (bb) "Restricted Stock" means an Award of Common Stock granted in accordance with the terms of ARTICLE 8 and the other provisions of the Plan, and is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeitures.

         (cc) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         (dd)    "Shares" means the shares of Common Stock of the Company.

         (ee) "Stock Award" means a grant of Shares under ARTICLE 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

         (ff) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.

ARTICLE 3.  ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board that is granted authority to administer the Plan, with such Committee consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor thereto under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

         3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees who are responsible for the future growth and success of the Company who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability and vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of ARTICLE 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.


ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1     NUMBER OF SHARES.  Subject to adjustment as provided in
SECTION 4.3, the total number of Shares available for grant of Awards under the Plan shall be an aggregate of seven hundred fifty thousand (750,000) Shares. These Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company.

         The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                 (a) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                 (b) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Any key Employee of the Company, or of any Subsidiary, including any such Employee who is also a director of the Company, or of any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the Employees to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Employees, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. No person who is a member of the Committee shall be eligible to be granted any Award under the Plan.


ARTICLE 6.  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. The maximum number of Shares subject to Options which can be granted under the Plan during any 12 month period to any Participant is 150,000 Shares.

         6.2 AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

         6.3 OPTION PRICE. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant who, at any time would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Agreement and ARTICLE 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

         6.7 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided by the Committee in the Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability or Retirement:

                 (a) TERMINATION BY DEATH. In the event the Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate, or (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by SECTION 6.9.

                 (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participant's duly appointed guardian or other legal representative.

                 (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter.

                 (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall equal the longer of:
                           (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by the persons specified in subsection (a) above.

         6.8 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in SECTION 6.7, all Options held by the Participant which are not vested as of the effective date of his employment termination shall be immediately forfeited to the Company (and shall, subject to SECTION 4.2 hereof, once again become available for grant under the Plan).

However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         In the event an Employee's employment is terminated by the Company for Cause, or such Employee voluntarily terminates his employment, the Option rights under any then vested outstanding Options shall terminate immediately upon termination of employment. If the Employee's employment is terminated by the Company without Cause, any Options vested as of such Employee's date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after such Employee's date of termination of employment, whichever period is shorter.

         6.9 LIMITED TRANSFERABILITY. A Participant may transfer an Option granted hereunder, including but not limited to transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Agreement evidencing such Option expressly provides that the Option may be transferred, (ii) the Participant does not receive any consideration in any form whatsoever for such transfer, (iii) such transfer is permitted with respect to applicable tax laws, and (iv) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "IMMEDIATE FAMILY" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

         6.10 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.


ARTICLE 7.  STOCK APPRECIATION RIGHTS

         7.1 GRANTS OF SARS. The Committee shall designate Employees to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of Shares underlying SARs which can be awarded under the Plan during any 12 month period to any Participant is 150,000 Shares.

         7.2 DURATION OF SARS. The duration of an SAR shall be set forth in the Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in SECTIONS 6.7 and 6.8 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

         7.3 EXERCISE OF SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of shares less than a full number of whole shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

         7.4 DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

         7.5 NONTRANSFERABILITY. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates.

         Notwithstanding the foregoing, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in SECTION 6.9.

         7.6 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.


ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS

         8.1 GRANTS. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Employees and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion.

         8.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "RESTRICTED PERIOD") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this SECTION 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the

Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation:

                 (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

                 (b) The occurrence of a Change in Control (as defined in SECTION 13.2).

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by the Company or a bank selected by the Committee for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

                 (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

                 (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

                 (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Employee has remained a full-time employee of the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Employee and shall, in accordance with SECTION 4.2, again be available for grant under the Plan.

         With respect to any Shares received as a result of adjustments under
SECTION 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
SECTION 8.

         8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in
ARTICLE 15 below.

         8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.


ARTICLE 9.  PERFORMANCE SHARE AWARDS

         9.1 AWARD. The Committee may designate Employees to whom Performance Shares Awards will be granted at any time and from time to time for no consideration and specify the number of shares of Common Stock covered by the Award. No more than 25,000 Performance Shares may be earned by a Participant with respect to any performance period.

         9.2 EARNING THE AWARD. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant. By way of example and not limitation, such performance objectives may be stated with respect to earnings per share of Common Stock, the Company's return on assets, or Fair Market Value. The determination as to whether such objectives have been achieved shall be made by the Committee, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year.

         9.3 PAYMENT. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of shares of Common Stock equal to each Performance Share earned. A fractional share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

         9.4 SHAREHOLDER RIGHTS. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded.


ARTICLE 10.  BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime.
In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 11.  DEFERRALS

         The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12.  RIGHTS OF EMPLOYEES

         12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or engagement by the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


ARTICLE 13.  CHANGE IN CONTROL

         13.1 OCCURRENCE. Upon the occurrence of a Change in Control (as defined below), except as provided in the Agreement or unless otherwise specifically prohibited by the terms of ARTICLE 18 hereof:

                 (a) Any and all Options and SARs granted hereunder shall become fully vested and immediately exercisable;

                 (b) To the extent provided by the Committee in the Award, all restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with
                           SECTION 8.4;



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

                 (c) Each Performance Share Award shall be deemed to be earned in its entirety and converted into Common Stock as of the date of a Change in Control, and shall be transferable and nonforfeitable; and

                 (d) Subject to ARTICLE 14 hereof, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

         13.2 DEFINITION. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

                 (a) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "COMPANY COMMON STOCK OUTSTANDING") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "COMPANY VOTING SECURITIES OUTSTANDING"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of Company Voting Securities Outstanding, as the case may be; or

                 (b) The approval of the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this SECTION 13.2 as a "CORPORATE TRANSACTION") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                 (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this SECTION 13.2 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such
                           Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a

                           Person other than the Board, shall not be so considered as a member of the Incumbent Board.

                           Notwithstanding the provisions set forth in subsections (a) and (b), the following shall not constitute a Change in Control for purposes of this
                           Plan: (1) any acquisition of shares of Common Stock by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of shares of Common Stock, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

         13.3 LIMITATION ON AWARDS. Notwithstanding any other provisions of the Plan, if any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.


ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION

         14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
ARTICLE 5; (b) increase the total number of Shares (except as provided in SECTION 4.3) which may be granted under the Plan, as provided in SECTION 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by the Plan or by law. No amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders.

         14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         14.3 COMPLIANCE WITH CODE SECTION 162(M). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards granted under this Plan shall comply with the requirements of Code
Section 162(m).  In addition, in the event that changes are made to Code
Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this ARTICLE 14, make any adjustments it deem appropriate.


ARTICLE 15.  WITHHOLDING

         15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

         15.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 16.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 17.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.  LEGAL CONSTRUCTION

         18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         18.4 REGULATORY APPROVALS AND LISTING. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         18.5 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         18.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

         AS APPROVED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SUBURBAN LODGES OF AMERICA, INC. ON March 26, 1996.

                                      SUBURBAN LODGES OF AMERICA, INC.


                                      By:
                                          ---------------------------------
                                          David E. Kirscher
                                          Chairman of the Board,
                                          President and Chief
                                          Executive Officer